AGL RESOURCES INC.

                1998 VOLUNTARY EARLY RETIREMENT PLAN FOR OFFICERS


















              THIS DOCUMENT CONSTITUTES THE OFFICIAL PLAN DOCUMENT AS WELL AS THE SUMMARY PLAN DESCRIPTION OF THIS PLAN.





                                                                            1998

                               AGL RESOURCES INC.
                1998 VOLUNTARY EARLY RETIREMENT PLAN FOR OFFICERS





     On this 1st day of May, 1998, AGL RESOURCES INC., a corporation duly organized and existing under the laws of the State of Georgia (the "Company"), hereby establishes the AGL RESOURCES INC. 1998 VOLUNTARY EARLY RETIREMENT PLAN FOR OFFICERS (the "Plan").



                              STATEMENT OF PURPOSE


     A. The primary purpose of the Plan is to recognize the contributions made to the Company and its participating affiliates by certain officers and to reward those contributions by providing eligible officers with an opportunity to voluntarily elect early retirement; and

     B.  The  Plan  is  intended  to  be  an  unfunded   nonqualified   deferred
compensation plan maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees (within the meaning of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended), as appropriate, and a severance welfare benefit plan and shall be construed in all respects in accordance with such intended purposes.

     C. The Company, at its sole discretion, may establish a trust fund to hold and invest the amounts necessary to fund the Plan. Any such trust fund shall be established under a trust agreement which meets the requirements of a "rabbi trust," pursuant to guidelines issued by the Internal Revenue Service.

     D. Regardless of the establishment of a trust fund, all assets of the Plan shall remain assets of the contributing companies and shall be subject to the general creditors of the contributing companies. Participants and Beneficiaries shall have only the rights of unsecured creditors with respect to any assets of the Plan.

     E. In order to establish the Plan with the purposes and goals as hereinabove described, the
Company hereby sets forth the terms and provisions of the Plan as follows:

                              TABLE OF CONTENTS

                                                                            Page



ARTICLE I         DEFINITIONS..................................................1
         1.1      Administrative Committee.....................................1
         1.2      Affiliate....................................................1
         1.3      Board........................................................1
         1.4      Code.........................................................1
         1.5      Contributions................................................1
         1.6      Company......................................................1
         1.7      Effective Date...............................................1
         1.8      Election Period..............................................1
         1.9      Eligible Employee............................................1
         1.10     Employee.....................................................1
         1.11     ERISA........................................................1
         1.12     Joint Annuitant..............................................1
         1.13     Named Fiduciary..............................................2
         1.14     Participant..................................................2
         1.15     Plan.........................................................2
         1.16     Plan Year....................................................2
         1.17     Retirement Plan..............................................2
         1.18     Spouse or Surviving Spouse...................................2
         1.19     Trust or Trust Agreement.....................................2
         1.20     Trustee......................................................2
         1.21     Trust Fund...................................................2

ARTICLE II        ELIGIBILITY..................................................2
         2.1      Eligibility Requirements.....................................2
                  (a)      Voluntary Election..................................2
                  (b)      Cessation of Eligibility Upon Reemployment..........2
         2.2      Participation Election.......................................3

ARTICLE III       CONTRIBUTIONS................................................3
         3.1      Contributions................................................3
         3.2      Participant Contributions....................................3

ARTICLE IV        TRUST FUND...................................................3
         4.1      Establishment of Trust Fund..................................3
         4.2      Investment of Funds..........................................3

ARTICLE V         PAYMENT OF VOLUNTARY EARLY RETIREMENT BENEFITS...............4
         5.1      Benefit Payments Upon Election of Voluntary Early Retirement.4
                  (a)      General Rule Concerning Benefits Payable............4
                           (1)      Supplemental Retirement Benefit............4
                           (2)      Social Security Bridge Payment.............4
                  (b)      Form and Timing of Benefit Payments.................4
         5.2      Death of a Participant.......................................4




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ARTICLE VI        OTHER EARLY RETIREMENT BENEFITS..............................5
         6.1      Other Early Retirement Benefits..............................5
                  (a)      Retiree Medical/Dental Coverages....................5
                  (b)      Basic Life Insurance Coverage.......................6
                  (c)      GRIP Life Insurance Coverage........................6
                  (d)      Executive Allowance Fund............................6
                  (e)      Automobile Leases...................................6
                  (f)      Nonqualified Stock Options and Restricted Stock.....6
                  (g)      Outplacement Services...............................6

ARTICLE VII       RESTRICTIVE COVENANTS AND GENERAL RELEASE....................6
         7.1      Consideration for Early Retirement Benefits..................6
                  (a)      Covenant Not to Compete.............................6
                  (b)      Nondisclosure and Confidentiality...................7
                  (c)      Nonsolicitation.....................................7
                  (d)      General Release.....................................7
         7.2      Failure of Participant to Comply.............................8

ARTICLE VIII      ADMINISTRATION...............................................8
         8.1      Administrative Committee; Appointment and Term of Office.....8
         8.2      Organization of Administrative Committee.....................8
         8.3      Powers and Responsibility....................................8
         8.4      Records of Administrative Committee..........................9
         8.5      Reporting and Disclosure.....................................9
         8.6      Construction of the Plan.....................................9
         8.7      Assistants and Advisers.....................................10
         8.8      Bonding.....................................................10
         8.9      Indemnification.............................................10
         8.10     Unclaimed Benefits..........................................10
         8.11     Claims......................................................11
                  (a)      Procedure..........................................11
                  (b)      Review Procedure...................................11
                  (c)      Satisfaction of Claims.............................11

ARTICLE IX        GENERAL INFORMATION.........................................12

ARTICLE X         ALLOCATION OF AUTHORITY AND RESPONSIBILITIES................12
         10.1     Company and Board...........................................12
                  (a)      General Responsibilities...........................12
                  (b)      Allocation of Authority............................13
         10.2     Administrative Committee....................................13
         10.3     Trustee.....................................................13
         10.4     Limitations on Obligations of Fiduciaries...................13
         10.5     Delegation..................................................13
         10.6     Multiple Fiduciary Roles....................................13

ARTICLE XI        AMENDMENT, TERMINATION AND ADOPTION.........................14
         11.1     Amendment...................................................14
         11.2     Termination.................................................14
                  (a)      Right to Terminate.................................14
                  (b)      Dissolution of Trust...............................14



                                      -ii-
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ARTICLE XII       MISCELLANEOUS...............................................14
         12.1     Nonalienation of Benefits and Spendthrift Clause............14
         12.2     Headings....................................................14
         12.3     Construction, Controlling Law...............................14
         12.4     Legally Incompetent.........................................15
         12.5     Heirs, Assigns and Personal Representatives.................15
         12.6     Unsecured Creditor Rights...................................15
         12.7     Legal Action................................................15
         12.8     Severability................................................15
         12.9     Exclusive Benefit; Refund of Contributions..................15
         12.10    Plan Expenses...............................................15

                                    ARTICLE I

                                   DEFINITIONS


     For purposes of the Plan, the following terms, when used with an initial capital letter, shall have the meanings set forth below unless a different meaning plainly is required by the context.


     1.1 Administrative Committee shall mean the committee designated by the Board which shall act on behalf of the Company to administer the Plan; provided, the Company may act in lieu of the Administrative Committee as it deems appropriate or desirable.

     1.2  Affiliate  shall  mean,  as  of  any  date, any  company,   person  or
organization which, on such date, (A)is a member of the same controlled group of corporations [within the meaning of Code 414(b)] as the Company; (B) is a trade or business (whether or not incorporated) which controls, is controlled by or is under common control with [within the meaning of Code 414(c)] the Company; (C)is a member of an affiliated service group [as defined in Code 414(m)] which includes the Company; or (D)is required to be aggregated with the Company pursuant to regulations promulgated under Code 414(o).

     1.3 Board shall mean the board of directors of the Company. A reference to the board of directors of any Affiliate of the Company shall specify it as such.

     1.4 Code shall mean the Internal Revenue Code of 1986, as amended, and any succeeding federal tax provisions.

     1.5 Contributions shall mean the contributions made by the Company or its Affiliates to pay the benefits under the Plan.

     1.6 Company shall mean the AGL Resources Inc., a Georgia corporation with its principal office in Atlanta, Georgia, and its successors.

     1.7 Effective Date shall mean May 1, 1998, the date that this Plan initially shall be effective.

     1.8 Election Period shall mean the 45-day period beginning on the date that an Eligible Employee is officially notified by the Company's President and Chief Executive Officer that he is eligible to participate in the Plan.

     1.9 Eligible Employee shall mean any elected corporate officer of the Company and its Affiliates (including the President of Chattanooga Gas Company but specifically excluding David R. Jones) who as of May 1, 1998: (i) has annual base salary in an amount equal to or in excess of the compensation amount (as adjusted for cost-of-living increases) designated by the Internal Revenue Service for determining "highly compensated employee" under Code Section 414(q) or who was designated as a management employee by the Company or an Affiliate, and (ii) has reached age 50.

     1.10 Employee shall mean any individual who is a common law employee of the Company and its Affiliates (including officers, but excluding directors who are not officers or otherwise employees).

     1.11 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

     1.12 Joint Annuitant shall mean any person named to receive a survivor benefit under a joint and survivor annuity form of payment properly elected by a Participant pursuant to the terms of the Retirement Plan.

     1.13 Named Fiduciary shall mean the Company, the Board, the Trustee (if any), and the Administrative Committee.

     1.14 Participant shall mean any Eligible Employee who elects to participate in the Plan within the Election Period.

     1.15 Plan shall mean the AGL Resources Inc. 1998 Voluntary Early Retirement Plan for Officers as contained herein and all amendments thereto. The Plan is intended to be an unfunded nonqualified deferred compensation plan for the benefit of a select group of management or highly compensated employees.

     1.16 Plan Year shall mean the 12-month period ending on each December 31.

     1.17 Retirement Plan shall mean the AGL Resources Inc. Retirement Plan, as it may be amended from time to time.

     1.18 Spouse or Surviving Spouse shall mean, with respect to a Participant, the person who is treated as married to such Participant under the laws of the state in which the Participant resides. The determination of a Participant's Spouse or Surviving Spouse shall be made as of the earlier of the date as of which benefit payments from the Plan to such Participant are made or commence (as applicable) or the date of such Participant's death. In addition, a Participant's former spouse shall be treated as his Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order, as defined in Code 414(p).

     1.19 Trust or Trust Agreement shall mean the separate agreement between the Company and the Trustee, if any, governing the creation of a Trust Fund, and all amendments thereto.

     1.20 Trustee shall mean the party or parties so designated from time to time pursuant to the Trust Agreement, if any.

     1.21 Trust Fund shall mean the total amount of cash and other property held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.



                                   ARTICLE II

                                   ELIGIBILITY


     2.1 Eligibility Requirements.

     (a) Voluntary Election. Each Eligible Employee may elect during the Election Period to become a Participant of the Plan. No elections may be made after the Election Period, unless the Administrative Committee shall determine, at its sole discretion, to establish a new election period.

     (b) Cessation of Eligibility Upon Reemployment. If a Participant in the Plan should be reemployed by the Company or any Affiliate, his active participation in the Plan shall cease immediately, and he shall not be eligible for the Plan upon his eventual retirement unless the Administrative Committee shall establish a new election period for which he is eligible.

     2.2 Participation Election.

          In order to become a Participant, an Eligible Employee must enter into an Early Retirement Agreement between himself and the Company, which shall include an agreement to the terms of Article VII hereof.



                                   ARTICLE III

                                  CONTRIBUTIONS


     3.1 Contributions.

          Contributions necessary for the payment of a Participant's benefits under the Plan shall be paid from the general assets of the Company or an Affiliate by which the Participant is employed upon his eligibility for the Plan.

     3.2 Participant Contributions.

          Participants shall not be permitted to make any contributions to the Plan.



                                   ARTICLE IV

                                   TRUST FUND


     4.1 Establishment of Trust Fund.

          At the Company's discretion, a nonqualified trust may be established to hold and invest any Contributions made to fund the benefits under the Plan. If any such trust shall be established, it shall meet the requirements established by the Internal Revenue Service for a "rabbi trust," so that all assets held by the trust remain assets of the contributing Company or Affiliate and remain subject to claims of the general creditors of such contributing Company or Affiliate. Any such Contributions shall be transferred to the Trustee in the form of cash or Company Stock or a combination thereof, as the Company or Administrative Committee may determine from time to time.

     4.2 Investment of Funds.

          In accordance with instructions from the Administrative Committee, the Trustee shall invest Contributions to the Plan.

                                    ARTICLE V

                 PAYMENT OF VOLUNTARY EARLY RETIREMENT BENEFITS


     5.1 Benefit Payments Upon Election of Voluntary Early Retirement.

     (a) General Rule Concerning Benefits Payable. In accordance with the terms of subsection (b) hereof, if a Participant voluntarily elects to take early retirement during the Election Period to commence retirement, unless otherwise specified in the Participant's Early Retirement Agreement, he shall receive the benefits described in subparagraphs (1) and (2) below:

           (1) Supplemental Retirement Benefit. In addition to the monthly benefit to which the Participant is entitled under the Retirement Plan, he shall also receive a monthly Supplemental Retirement Benefit under the Plan equal to the difference between:

                    (A) his actual monthly benefit payable under the Retirement Plan; and

                    (B) the amount that would have been payable under the Retirement Plan if: (i) the Participant had up to five
                         (5) additional  years of age, not to exceed age 62; and
                         (ii) the Participant had completed an equivalent number of additional Years of Eligibility Service with the Company or and Affiliate as are added on to his age under subparagraph (i) hereof, as of the date of his early retirement.

           (2) Social Security Bridge Payment. If the Participant is less than age 62 on his early retirement date, the Participant shall receive a monthly Social Security Bridge payment in the amount of One Thousand Three Hundred Dollars ($1,300.00) to supplement his early retirement income through and including the month in which he actually reaches age 62.

     (b) Form and Timing of Benefit Payments.  Monthly benefits under subsection
(a)(1) above shall be payable in the same form and in the same manner as the form elected by the Participant for the payment of his benefits under the Retirement Plan (i.e., if the Participant elected a 75% Joint and Survivor Life Annuity as his form of payment under the Retirement Plan, the Supplemental Retirement Benefit described in subsection (a)(1) will also be paid in the form of a 75% Joint and Survivor Annuity), and the duration of payments of the Supplemental Retirement Benefit shall be determined by the form elected. Monthly payments of the Social Security Bridge payments described in subsection (a)(2) above shall be paid in cash through and including the month during which the Participant reaches age 62, at which point the Social Security Bridge payments will cease. All payments under this Section shall commence as soon as administratively feasible after the Participant's early retirement date.

     5.2 Death of a Participant.

          Upon the death of a Participant, the form of payment selected by him under the Retirement Plan and applicable to the Supplemental Retirement Benefit under the Plan shall provide for survivor benefits, if any. Otherwise, no death benefits shall be payable under the Plan. If a Participant dies before reaching age 62, the Social Security bridge payments shall cease as of the month of death.

                                   ARTICLE VI

                         OTHER EARLY RETIREMENT BENEFITS


     6.1 Other Early Retirement Benefits.

          Unless specified otherwise below, upon his early retirement date, each Participant shall cease to participate in the Company's employee benefit plans, or be eligible for certain continuation of coverage under such plans, all pursuant to the terms and conditions of the plan documents. In addition to the monthly cash benefits described in Article V, each Participant who voluntarily elects during the Election Period to take early retirement shall also be entitled to the following benefits:

          (a) Retiree Medical/Dental Coverages.

               (1) If a Participant would have completed 25 years of service with the Company and/or its Affiliates upon his attainment of age 62, he and his dependents who are under age 65 shall receive coverage under the Company's group medical and dental plans until the Participant and his spouse each reach age 65. The cost of the Participant's coverage will be paid by the Company (or its Affiliate that last employed the Participant). The Participant shall pay premiums for the cost of coverage for his dependents under the age of 65 at the same rate as other Company retirees pay for dependent coverage. However, the Company reserves the right to amend or terminate such group health and dental plans at its discretion and reserves the right to change, increase or decrease the amount of the retiree premiums for this coverage. The Participant shall, however, continue to be treated as any other retiree with regard to the coverages and the amounts of premiums charged for the coverages.

               (2) If a Participant would not have completed 25 years of service with the Company and/or its Affiliates upon attainment of age 62, he and his dependents shall receive coverage under the Company's group health and dental plans. The Participant shall pay the full cost of his coverage (without any Company subsidy), and he shall pay premiums for the cost of coverage for his dependents under the age of 65 at the same rate as other Company retirees pay for dependent coverage until the Participant and his spouse each reach age 65. However, the Company reserves the right to amend or terminate such group health and dental plans at its discretion and reserves the right to change, increase or decrease the amount of the retiree premiums for this coverage. The Participant shall be treated as any other Company retiree with regard to the coverages and the amounts of premiums charged for the coverages.

               (3) Coverages under this subsection (a) shall be provided only to the Spouse and dependents of a Participant who were covered under the respective plans of the Company and/or its Affiliates on the date of the Participant's early retirement.

               (4) Upon a Participant and/or his spouse reaching age 65, coverage under the Company's group medical and dental plans will coordinate with Medicare coverage. At that time, the Company will provide coverage under a Medicare supplementary coverage plan, which will be a secondary payor to Medicare.

               (5) If a Participant becomes employed by another company, and as such an employee becomes covered under that company's group health insurance plan, then the group health coverage provided by that new employer shall become primary (or secondary if the Participant is then eligible for Medicare), and the retiree medical/dental coverage provided by the Company shall pay only after such coverage.


          (b) Basic Life Insurance Coverage. Premiums for the Participant's life insurance coverage under the Company's Group Life Insurance Plan will continue to be paid by the Company for the life of the Participant.

          (c) GRIP Life Insurance Coverage. Premiums for the Participant's policy under the GRIP Life Insurance Plan will continue to be paid by the Company and treated as taxable income to the Participant. The policy will be paid in full in the year in which the policy has been in effect for ten years or upon the Participant's reaching age 65, whichever is later.

          (d) Executive Allowance Fund. Each Participant will be entitled to continued use of the full amount of his Executive Allowance Fund for the remainder of 1998 without proration. The Participant shall reimburse the Company for any expenses incurred by the Participant in excess of his Executive Allowance for the year.

          (e) Automobile Leases. Any Participant who is leasing an automobile through the Company's Executive Allowance Fund as of his early retirement date may elect (i) to personally assume the lease payments as of his early retirement date (ii) return the automobile to the Company for other Company use as of his early retirement date, or (iii) continue to pay the lease payments through his Executive Allowance Fund account through December 31, 1998, and effective as of January 1, 1999, either personally assume the lease payments or return the automobile to the Company for other Company use.

          (f) Stock Options and Restricted Stock. The Company shall request the Committee administering the Company's Long-Term Stock Incentive Plan of 1990 to extend the operation of the Participant's outstanding stock options so that vesting may continue to occur, and once vested, the options shall continue to be exercisable, until the full term of the option or the Participant's attaining age 62, whichever is first to occur. any outstanding incentive stock options shall convert to nonqualified stock options on the date three months following the Participant's early retirement date. However, any outstanding unvested restricted stock held by the Participant shall lapse as of the date of his early retirement.

          (g) Outplacement Services. Upon the Participant's request, the Company shall provide up to twelve (12) months of outplacement services for the Participant through Right Associates.



                                   ARTICLE VII

                    RESTRICTIVE COVENANTS AND GENERAL RELEASE


     7.1 Consideration for Early Retirement Benefits.

          In consideration for the payment of the amounts described in Article V and the early retirement benefits described in Article VI, each Participant shall agree to the terms of this Section.

          (a) Covenant Not to Compete. Each Participant shall covenant and agree that, during a period beginning on his date of early retirement and ending three
(3) years thereafter, he will not directly or indirectly, on his own behalf or on behalf of any person or entity, compete with the Company or any Affiliate by performing activities or duties substantially similar or related to the functions, activities or duties performed by the Participant for the Company or any of its Affiliates for any business entity engaged in direct competition with the Company or any of its Affiliates. A business entity shall be considered to be "in direct competition" with the Company or any of its Affiliates if it is engaged in producing, manufacturing, distributing, marketing, selling, servicing or repairing products similar to products produced, manufactured, distributed, marketed, sold, serviced or repaired by the Company and/or any of its Affiliates, including (but not limited to) any type of production and distribution of any energy source, whether by cultivation of natural resources or by technology. This restriction shall apply only to a restricted territory within a 100-mile radius of any locations, sites or facilities in which the Company and/or its Affiliates maintains offices, operations or service contracts or has provided services during the 12-month period immediately preceding the Participant's early retirement under the Plan.

          (b) Nondisclosure and Confidentiality. Each Participant shall acknowledge and agree that during the term of his employment, he has had access to trade secrets and other confidential information unique to the business of the Company and its Affiliates and that the disclosure or unauthorized use of such trade secrets or confidential information by the Participant would injure the Company's business. Therefore, each Participant shall agree that he will not, at any time during which he is receiving any benefits under the Plan, use, reveal or divulge any trade secrets or any other confidential information which, while not trade secrets or information unique to the Company's business, is highly confidential and constitutes a valuable asset of the Company by reason of the material investment of the Company's time and money in the production of such information. Each Participant shall agree that he will not use, reveal or divulge any general confidential or customer-related information.

          (c) Nonsolicitation. Due to the Participant's extensive knowledge of the specifics of the Company's business, and its customers and clients, the Participant shall agree that during the period he is receiving payments hereunder, he will not, without the prior written consent of the Company, either directly or indirectly, on his own behalf or in the service or on behalf of others, solicit, divert or appropriate, or attempt to solicit, divert or appropriate, to any business that competes with the Company's Business any person or entity who transacted business with the Company during the year preceding the date of his early retirement from the Company. This provision shall be specific to any and all persons or entities with whom the Participant has (i) had direct contact, (ii) been a party to marketing or sales strategies with regard to, or (iii) been privy to marketing or sales strategies with regard to such persons or entities. For purposes of this provision, the Company's
Business shall include any and all aspects of producing, manufacturing, distributing, marketing, selling, servicing or repairing products similar to products produced, manufactured, distributed, marketed, sold, serviced or repaired by the Company and/or any of its Affiliates, including (but not limited to) any type of production and distribution of any energy source, whether by cultivation of natural resources or by technology.

          The Participant shall agree that during the period he is receiving payments and benefits under the Plan, he will not, either directly or indirectly, on his own behalf or in the service or on behalf of others solicit, divert or hire away, or attempt to solicit, divert or hire away to any business that competes with Company's Business any person employed by the Company, or any person employed by the Company at any time and for any period after the date which is one (1) year prior to the date of his early retirement from the Company.

          (d) General Release. Each Participant in the Plan shall agree, for himself, his Joint Annuitant, his Spouse, heirs, executor or administrator, assigns, insurers, attorneys and other persons or entities acting or purporting to act on his behalf, to irrevocably and unconditionally release, acquit and forever discharge the Company, its Affiliates, subsidiaries, directors, officers, employees, shareholders, partners, agents, representatives, predecessors, successors, assigns, insurers, attorneys, benefit plans sponsored by the Company or its Affiliates and said plans' fiduciaries, agents and trustees, from any and all actions, cause of action, suits, claims, obligations, liabilities, debts, demands, contentions, damages, judgments, levies and executions of any kind, whether in law or in equity, known or unknown, which the Participant has, has had, or may in the future claim to have against the Company or its Affiliates by reason of, arising out of, related to, or resulting from Participant's employment with the Company or its Affiliates or the termination thereof. This release specifically includes without limitation any claims arising in tort or contract, any claim based on wrongful discharge, any claim based on breach of contract, any claim arising under federal, state or local law prohibiting race, sex, age, religion, national origin, handicap, disability or other forms of discrimination, any claim arising under federal, state or local law concerning employment practices, and any claim relating to compensation or benefits. This specifically includes, without limitation, any claim which any Participant has or has had under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended, the Americans with Disabilities Act, as amended, and the Employee Retirement Income Security Act of 1974, as amended.

     7.2 Failure of Participant to Comply.

          If, for any reason, a Participant  fails to agree to the provisions of
Section 7.1 above, or if any Participant fails to comply with the provisions of the agreements made under Section 7.1 above, all payments and benefits under the Plan provided to such Participant, Joint Annuitant or any other person or entity on his behalf under this Agreement shall immediately cease.



                                  ARTICLE VIII

                                 ADMINISTRATION


     8.1 Administrative Committee; Appointment and Term of Office.

          (a) The Administrative Committee of this Plan shall be the same as the members of the Administrative Committee of the Retirement Plan.

          (b) The Board shall have the right to remove any member of the Administrative Committee at any time. A member may resign at any time by written resignation to the Board. If a vacancy in the Administrative Committee should occur, a successor may be appointed by the Board.

          (c) A written certification shall be given to the Trustee, if any, of all members of the Administrative Committee together with a specimen signature of each member. For all purposes hereunder, the Trustee shall be conclusively entitled to rely upon such certification until the Trustee is otherwise notified in writing.

     8.2 Organization of Administrative Committee.

          The Administrative Committee may elect a Chairman and a Secretary from among its members. In addition to those powers set forth elsewhere in the Plan, the Administrative Committee may appoint such agents, who need not be members of such Administrative Committee, as it may deem necessary for the effective performance of its duties and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Administrative Committee may deem expedient or appropriate. The compensation of such agents who are not full- time Employees of a Affiliate shall be fixed by the Administrative Committee and shall be paid by the Company (to be divided equitably among the Company and its Affiliates) or from the Trust Fund as determined by the Administrative Committee. The Administrative Committee shall act by majority vote. Its members shall serve as such without compensation.

     8.3 Powers and Responsibility.

          The Administrative Committee shall fulfill the duties of "administrator" as set forth in 3(16) of ERISA and shall have complete control of the administration of the Plan hereunder, with all powers necessary to enable it properly to carry out its duties as set forth in the Plan and the Trust Agreement (if any). The Administrative Committee shall have the following duties and responsibilities:

          (a) to construe the Plan and to determine all questions that shall arise thereunder;

          (b) to have all powers elsewhere herein conferred upon it;

          (c) to decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan;

          (d) to determine the benefits of the Plan to which any Participant or Joint Annuitant may be entitled;

          (e) to maintain and retain records relating to Participants and Joint Annuitants;

          (f) to prepare and furnish to Participants all information required under federal law or provisions of the Plan to be furnished to them;

          (g) to prepare and furnish to the Trustee sufficient employee data and the amount of Contributions received from all sources so that the Trustee may make required payments of benefits;

          (h) to prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be so filed or published;

          (i) to provide directions to the Trustee with respect to methods of benefit payment and all other matters where called for in the Plan or requested by the Trustee;

          (j) to engage assistants and professional advisers;

          (k) to arrange for fiduciary bonding; and

          (l) to provide procedures for determination of claims for benefits; all as further set forth herein.

     8.4 Records of Administrative Committee.

          (a) Any notice, direction, order, request, certification or instruction of the Administrative Committee to the Trustee shall be in writing and shall be signed by a member of the Administrative Committee. The Trustee and every other person shall be entitled to rely conclusively upon any and all such notices, directions, orders, requests, certifications and instructions received from the Administrative Committee and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance therewith.

          (b) All acts and determinations of the Administrative Committee shall be duly recorded by its Secretary or under his supervision, and all such records, together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of such Secretary.

     8.5 Reporting and Disclosure.

          The Administrative Committee shall keep all individual and group records relating to Participants and Joint Annuitants and all other records necessary for the proper operation of the Plan. Such records shall be made available to the Company and its Affiliates and to each Participant and Joint Annuitant for examination during normal business hours except that a Participant or Joint Annuitant shall examine only such records as pertain exclusively to the examining Participant or Joint Annuitant and the Plan and Trust Agreement. The Administrative Committee shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by

ERISA and every other relevant statute, each as amended, and all regulations thereunder. This provision shall not be construed as imposing upon the Administrative Committee the responsibility or authority for the preparation, preservation, publication or filing of any document required to be prepared, preserved or filed by the Trustee or by any other Named Fiduciary to whom such responsibilities are delegated by law or by the Plan.

     8.6 Construction of the Plan.

          The Administrative Committee shall take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. The Administrative Committee shall interpret the Plan and shall determine the questions arising in the administration, interpretation and application of the Plan. The Administrative Committee shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person and so as to treat all persons in similar circumstances uniformly. The Administrative Committee shall correct any defect, reconcile any inconsistency or supply any omission with respect to the Plan.

     8.7 Assistants and Advisers.

          (a) The Administrative Committee shall have the right to hire, at the expense of the Company (to be divided equitably among the Company and its Affiliates), such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable. To the extent that the costs for such assistants and advisers are not so paid by the Company, they shall be paid at the direction of the Administrative Committee from the Trust Fund as an expense of the Trust Fund.

          (b) The Administrative Committee and the Company shall be entitled to rely upon all certificates and reports made by an actuary, accountant or attorney selected pursuant to this 8.7; the Administrative Committee, the Company, and the Trustee shall be fully protected in respect to any action taken or suffered by them in good faith in reliance upon the advice or opinion of any such actuary, accountant or attorney; and any action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

     8.8 Bonding.

          The Administrative Committee shall arrange for fiduciary bonding as is required by law, but no bonding in excess of the amount required by law shall be required by the Plan.

     8.9 Indemnification.

          The Administrative Committee and each member of that Committee shall be indemnified by the Company against judgment amounts, settlement amounts (other than amounts paid in settlement to which the Company or one of its Affiliates does not consent) and expenses reasonably incurred by the Committee or him in connection with any action to which the Committee or he may be a party (by reason of his service as a member of the Committee) except in relation to matters as to which the Committee or he shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of its or his duties. The foregoing right to indemnification shall be in addition to such other rights as such Committee or each Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which such Committee or each Committee member may be entitled pursuant to the by-laws of the Company. Service on the Administrative Committee shall be deemed in partial fulfillment of a Committee member's function as an Employee, officer and/or director of the Company or any Affiliate, if he serves in such other capacity as well.

     8.10 Unclaimed Benefits.

          In the event a Participant becomes entitled to benefits under the Plan and the Administrative Committee is unable to locate such Participant (after sending a letter, return receipt requested, to the Participant's last known address, and after such further diligent efforts as the Administrative Committee in its sole discretion deems appropriate) within 1 year from the date upon which he becomes so entitled, the Administrative Committee shall direct that such benefits be paid to the Participant's Joint Annuitant, and if the Joint Annuitant cannot be located after reasonable efforts, to the Participant's Spouse or Surviving Spouse of such Participant; provided, if the distribution is payable upon the termination of the Plan, the Administrative Committee shall not be required to wait until the end of such 1-year period. If the Participant, his Joint Annuitant and the Spouse or Surviving Spouse cannot be located and fail to claim such benefits by the end of the fifth Plan Year following the Plan Year in which such Participant becomes entitled to such benefits, then the full benefit of the Participant shall be deemed abandoned and any Contributions made to pay that benefit shall be used to reduce the Contributions of the Affiliate or Companies which employed such Participant; provided, in the event such Participant, his Joint Annuitant or Spouse is located or makes a claim subsequent to the forfeiture of the benefit but prior to the expiration of the time within which any such person's claim to the benefit would expire under appropriate state law, then the amount of the abandoned benefit (unadjusted for any investment gains or losses from the time of abandonment) shall be restored (from Trust earnings or Contributions made by the Company or an Affiliate with whom the Participant formerly was employed) and paid to such Participant, his
Joint Annuitant or Spouse, as appropriate; and, provided, further, the Administrative Committee, in its sole discretion, may delay the deemed date of abandonment of any such benefit for a period longer than the prescribed 5 Plan Years if it believes that it is in the best interest of the Plan to do so.

     8.11 Claims.

          (a) Procedure. Claims for benefits under the Plan may be filed with the Administrative Committee on forms supplied by the Administrative Committee. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed; provided, if special circumstances require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the termination of the initial 90-day period, and such extension shall not exceed one additional, consecutive 90-day period. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, cites of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

          (b) Review Procedure. Any Participant or Joint Annuitant who has been denied a benefit, or his duly authorized representative, shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. To do so, the claimant must make a written request to the Administrative Committee for further consideration of his position. The claimant, or his duly authorized representative, may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The form containing the request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in subsection (a). The Administrative Committee's decision shall be made within 120 days following the filing of the request for review and shall be communicated in writing to the claimant. If unfavorable, the notice of decision shall explain the reason or reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

          (c) Satisfaction of Claims. Any payment to a Participant, Joint Annuitant or to his legal representative or heirs at law, all in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Administrative Committee and the Company, any of whom may require such Participant, Joint Annuitant, legal representative or heirs at law, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Administrative Committee or the Company, as the case may be. If receipt and release shall be required but execution by such Participant, Joint Annuitant, legal representative or heirs at law shall not be accomplished, such benefits may be distributed or paid into any appropriate court or to such other place as such court shall direct, for disposition in accordance with the order of such court, and such distribution shall be deemed to comply with the requirements of the Plan.



                                 ARTICLE IX

                             GENERAL INFORMATION


Plan Sponsor:                This Plan is sponsored by:

                             AGL Resources Inc.
                             303 Peachtree Street
                             Suite 400
                             Atlanta, GA  30308
                             (404) 584-4000

Employer I.D. Number:        The Plan Sponsor's employer identification
                             number is 58-2210952.

Plan Year:                   This Plan is administered on a calendar year basis.

Type  of   Plan:             This   Plan  is  a   combination nonqualified
                             deferred compensation plan for a select group of highly compensated and management employees and a severance plan which is a welfare benefit plan under ERISA.

Plan Number:                 This Plan's identification number is 520.

The Plan Administrator:      The Plan Administrator's name, address and
                             telephone number are as follows:

                             Retirement Plan Administrative Committee
                             AGL Resources Inc.
                             P.O. Box 4569
                             Atlanta, GA  30302
                             (404) 584-4706

Funding: Benefits are provided from the general assets of the Company.

Agent for
Service of
Legal Process:               Legal process may be served upon the Company at
                             the Plan Sponsor's address specified  above.



                                    ARTICLE X

                  ALLOCATION OF AUTHORITY AND RESPONSIBILITIES

         10.1     Company and Board.

               (a) General Responsibilities. The Company, as Plan sponsor, and the Board each shall serve as a Named Fiduciary having the following (and only the following) authority and responsibilities:

                    (1) To appoint the Trustee and the Administrative  Committee and to monitor each of their performances;

                    (2) To communicate  such  information to the Trustee and the
               Administrative Committee as each needs for the proper performance of its duties; and

                    (3) To provide  channels and  mechanisms  through  which the
               Administrative Committee and/or the Trustee can communicate with Participants and Joint Annuitants.

In addition, the Company shall perform such duties as are imposed by law or by regulation and shall serve as Plan Administrator in the absence of an appointed Administrative Committee.

               (b) Allocation of Authority. In the event any of the areas of authority and responsibilities of the Company and the Board overlap with that of any other Plan fiduciary, the Company and the Board shall coordinate with such other fiduciaries the execution of such authority and responsibilities; provided, the decision of the Company and the Board with respect to such authority and responsibilities ultimately shall be controlling.

         10.2     Administrative Committee.

               The Administrative Committee shall have the authority and responsibilities imposed by Article VIII hereof. With respect to said authority and responsibilities, the Administrative Committee shall be a Named Fiduciary, and as such, shall have no authority or responsibilities other than as granted in the Plan or as imposed as a matter of law.

         10.3     Trustee.

               If a Trust is established, the Trustee shall be a Named Fiduciary with respect to investment of Trust Fund assets and shall have the powers and duties set forth in the Trust Agreement.

         10.4     Limitations on Obligations of Fiduciaries.

               No fiduciary shall have authority or responsibility to deal with matters other than as delegated to it under the Plan, under the Trust Agreement or by operation of law. A fiduciary shall not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including Named Fiduciaries) if the responsibility or authority for the act or omission deemed to be a breach was not within the scope of such fiduciary's authority or delegated responsibility.

         10.5     Delegation.

               Named Fiduciaries shall have the power to delegate specific fiduciary responsibilities (other than Trustee responsibilities). Such delegations may be to officers or Employees of the Company or an Affiliate or to other persons, all of whom shall serve at the pleasure of the Named Fiduciary making such delegation and, if full- time Employees of the Company or an Affiliate, without compensation. Any such person may resign by delivering a written resignation to the delegating Named Fiduciary. Vacancies created by any reason may be filled by the appropriate Named Fiduciary or the assigned responsibilities may be reabsorbed or redelegated by the Named Fiduciary.

         10.6     Multiple Fiduciary Roles.

               Any  person  may  hold  more  than  one   position  of  fiduciary
responsibility and shall be liable for each such responsibility separately.



                                   ARTICLE XI

                       AMENDMENT, TERMINATION AND ADOPTION


         11.1     Amendment.

               The provisions of the Plan may be amended at any time and from time to time by resolution of the Board; provided no amendment shall increase the duties or liabilities of the Trustee, if any, without the consent of such party.

         11.2     Termination.

               (a) Right to Terminate. The Company expects the Plan to be continued indefinitely, but it reserves the right to terminate the Plan, or any parts thereof, or to completely discontinue Contributions to the Plan at any time by action of the Board. In either event, the Administrative Committee and the Trustee shall be promptly advised of such decision in writing. The Plan shall automatically terminate as of the date on which all benefit payments have been paid hereunder.

               (b) Dissolution of Trust. In the event that the Administrative Committee decides to dissolve the Trust, as soon as practicable following the termination of the Plan or the Administrative Committee's decision, whichever is later, any assets of the Plan shall be converted to cash or other distributable assets, to the extent necessary to effect a complete distribution of the Trust assets to the Company or the contributing Affiliates.



                                   ARTICLE XII

                                  MISCELLANEOUS


         12.1     Nonalienation of Benefits and Spendthrift Clause.

               None of the benefits, payments, proceeds or distributions under the Plan shall be subject to the claim of any creditor of a Participant or Joint Annuitant or to any legal process by any creditor of such Participant or of such Joint Annuitant; and neither such Participant nor any such Joint Annuitant shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under the Plan except to the extent expressly provided herein. If any Participant shall attempt to dispose of his benefits hereunder or to dispose of the right to receive such benefits, or, in the event there should be an effort to seize such benefits by attachment, execution or other legal or equitable process, the Administrative Committee may, at its discretion, pass and transfer the right to receive the benefits to such person or persons as may be selected by the Administrative Committee from among the Joint Annuitant, if any, theretofore designated by the Participant, the Spouse, children or other dependents of the Participant, in such shares as the Administrative Committee may determine. Any determinations so made by the Administrative Committee may be revoked by it at any time, and further determinations made by it may include the Participant.

         12.2     Headings.

               The headings and subheadings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

         12.3     Construction, Controlling Law.

               In the construction of the Plan, the masculine shall include the feminine and the feminine the masculine, and the singular shall include the plural and the plural the singular, in all cases where such meanings would be appropriate. Unless otherwise specified, any reference to a section shall be interpreted as a reference to a section of the Plan. The Plan shall be construed in accordance with the laws of the State of Georgia and applicable federal laws.

         12.4     Legally Incompetent.

               The Administrative Committee may in its discretion direct that payment be made and the Trustee shall make payment on such direction, directly to an incompetent or disabled person, whether incompetent or disabled because of minority or mental or physical disability, or to the guardian of such person or to the person having legal custody of such person, without further liability with respect to or in the amount of such payment either on the part of the Administrative Committee or the Trustee.

         12.5     Heirs, Assigns and Personal Representatives.

               The  Plan   shall  be   binding   upon  the   heirs,   executors,
administrators,   successors   and  assigns  of  the  parties,   including  each
Participant and Joint Annuitant, present and future.

         12.6     Unsecured Creditor Rights.

               No Participant or Joint Annuitant shall have any right to, or interest in, any assets of the Trust Fund other than that of a general unsecured creditor of the Company.

         12.7     Legal Action.

               In any action or proceeding involving the assets held with respect to the Plan or Trust Fund or the administration thereof, the Company, the Administrative Committee and the Trustee shall be the only necessary parties and no Participants, Employees, or former Employees of the Company, their Beneficiaries or any other person having or claiming to have an interest in the Plan shall be entitled to any notice of process; provided, that such notice as is required by the Internal Revenue Service and the Department of Labor to be given in connection with Plan amendments, termination, curtailment or other activity shall be given in the manner and form and at the time so required. Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Administrative Committee and all persons having or claiming to have an interest in the Plan.

         12.8     Severability.

               If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         12.9     Exclusive Benefit; Refund of Contributions.

               No part of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants and their Beneficiaries, subject, however, to the payment of all costs of maintaining and administering the Plan and Trust.

         12.10    Plan Expenses.

               Expenses incurred with respect to administering the Plan shall be paid by the Trustee from the Trust Fund (if a Trust Fund exists) only to the extent such costs are not paid by the Company or to the extent the Company requests that the Trustee reimburse it for its payment of such expenses.



               IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers and its corporate seal to be affixed hereto, all as of the date first above written.


                                                 AGL RESOURCES INC.


                                                 By:
                                                 James W. Connally
                                                 Vice President  Human Resources
                                                 AGL Resources Service Company -
                                                 As agent for AGL Resources Inc.

                                                        [CORPORATE SEAL]

                               AGL RESOURCES INC.
                1998 VOLUNTARY EARLY RETIREMENT PLAN FOR OFFICERS

                           EARLY RETIREMENT AGREEMENT

Acknowledgment

I hereby acknowledge that I have received a copy of the Plan/Summary Plan Description of the AGL Resources Inc.1998 Voluntary Early Retirement Plan for Officers. I also acknowledge that I have received:

     (1) a copy of this Early Retirement Agreement form; and

     (2) a description of the class, unit or group of individuals generally covered by the Plan, the eligibility factors of the Plan, the job titles and ages of all individuals eligible for the Plan, and the ages of all individuals in the same job classifications or organizational unit who are not eligible for the Plan.

I acknowledge that I have read this Early Retirement Agreement, and I understand its legal and binding effect. I have had the opportunity to seek, and I have been advised to seek, legal counsel regarding my decision under the Plan and the tax impact of any payments made to me under the Plan.

I also acknowledge that I have been given a 45-day period to consider my acceptance of the terms and conditions of the Plan, and that I have been informed that after acceptance, I may revoke my acceptance within the following seven (7) days.

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Effective Date

     The effective date of my early retirement from AGL Resources Inc. (the Company) is __________________________________, 1998.

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Restrictive Covenants

As a condition to my acceptance to participate in the Plan, I agree to the following restrictive covenants.

Covenant Not to Compete. I hereby covenant and agree that, during a period beginning on my date of early retirement and ending three (3) years thereafter, I will not directly or indirectly, on my own behalf or on behalf of any person or entity, compete with the Company or any of its Affiliates by performing activities  or  duties  substantially  similar  or  related  to  the  functions, activities or duties performed by me for the Company or any of its Affiliates for any business entity engaged in direct competition with the Company or any of its Affiliates. A business entity shall be considered to be "in direct competition" with the Company or any of its Affiliates if it is engaged in producing, manufacturing, distributing, marketing, selling, servicing or repairing products similar to products produced, manufactured, distributed, marketed, sold, serviced or repaired by the Company and/or any of its Affiliates, including (but not limited to) any type of production and distribution of any energy


                                     Page 1
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source,  whether by  cultivation  of natural  resources or by  technology.  This restriction shall apply only to a restricted territory within a 100-mile radius of any locations, sites or facilities in which the Company and/or its Affiliates maintains offices, operations or service contracts or has provided services during the 12-month period immediately preceding my early retirement under the Plan.

Nondisclosure and Confidentiality. I hereby acknowledge and agree that during the term of my employment, I have had access to trade secrets and other confidential information unique to the business of the Company and its Affiliates and that the disclosure or unauthorized use of such trade secrets or confidential information by me would injure the Company's business. Therefore, I hereby agree that I will not, at any time during which I am receiving any benefits under the Plan, use, reveal or divulge any trade secrets or any other confidential information which, while not trade secrets or information unique to the Company's business, is highly confidential and constitutes a valuable asset of the Company by reason of the material investment of the Company's time and money in the production of such information. I hereby agree that I will not use, reveal or divulge any general confidential or customer-related information.

Nonsolicitation. Due to the my extensive knowledge of the specifics of the Company's business, and its customers and clients, I hereby agree that during the period I am receiving payments hereunder, I will not, without the prior written consent of the Company, either directly or indirectly, on my own behalf or in the service or on behalf of others, solicit, divert or appropriate, or attempt to solicit, divert or appropriate, to any business that competes with the Company's Business any person or entity who transacted business with the Company during the year preceding the date of my early retirement from the Company. This provision shall be specific to any and all persons or entities with whom I have (i) had direct contact, (ii) been a party to marketing or sales strategies with regard to, or (iii) been privy to marketing or sales strategies with regard to such persons or entities. For purposes of this provision, the Company's Business shall include any and all aspects of producing, manufacturing, distributing, marketing, selling, servicing or repairing products similar to products produced, manufactured, distributed, marketed, sold, serviced or repaired by the Company and/or any of its Affiliates, including (but not limited to) any type of production and distribution of any energy source, whether by cultivation of natural resources or by technology.

I hereby agree that during the period I am receiving payments and benefits under the Plan, I will not, either directly or indirectly, on my own behalf or in the service or on behalf of others solicit, divert or hire away, or attempt to solicit, divert or hire away to any business that competes with Company's
Business any person employed by the Company, or any person employed by the Company at any time and for any period after the date which is one (1) year prior to the date of my early retirement from the Company.

Penalty. I understand that if I violate any provision of these Restrictive Covenants, the Company may immediately cease any and all payments and benefits to me under the Plan.

--------------------------------------------------------------------------------


General Release and Waiver

In consideration for the payments and benefits that I will receive under the terms of the 1998 Voluntary Early Retirement Plan for Officers, I hereby agree, for myself, my Joint Annuitant (if any), my Spouse, heirs, executor or administrator, assigns, insurers, attorneys and other persons or entities acting or purporting to act on my behalf, to irrevocably and unconditionally release, acquit and forever discharge the Company, its Affiliates, subsidiaries, directors, officers, employees, shareholders, partners, agents, representatives, predecessors, successors, assigns, insurers, attorneys, benefit plans sponsored by the Company or its Affiliates and said plans' fiduciaries, agents and trustees, from any and all actions, cause of action, suits, claims, obligations, liabilities, debts, demands, contentions, damages, judgments, levies and executions of any kind, whether in law or in equity, known or unknown, which I have, have had, or may in the future claim to have against the Company or its Affiliates by reason of, arising out of, related to, or resulting from my employment with the Company or its Affiliates, my decision to accept the terms of this early retirement plan, and/or the termination of my employment. This release specifically includes without limitation any claims arising in tort or contract, any claim based on wrongful discharge, any claim based on breach of contract, any claim arising under federal, state or local law prohibiting race, sex, age, religion, national origin, handicap, disability or other forms of discrimination, any claim arising under federal, state or local law concerning employment practices, and any claim relating to compensation or benefits. This specifically includes, without limitation, any claim which I have or have had under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended, the Americans with Disabilities Act, as amended, and the Employee Retirement Income Security Act of 1974, as amended. This release and waiver does not relinquish any rights I may have under any tax-qualified retirement plan sponsored or maintained by the Company or any of its Affiliates.

--------------------------------------------------------------------------------


Acceptance

[PLEASE PRINT]

Name _________________________________________________SS No.____________________
         First                           MI                            Last


I hereby accept participation in the 1998 AGL Resources Inc. Voluntary Early Retirement Plan and agree to be bound by its terms and conditions. I hereby agree to the terms of the Restrictive Covenants and General Release and Waiver contained in this Early Retirement Agreement.

____________________________              ______________________________________
               Date                                    Signature

--------------------------------------------------------------------------------


Received by Company  [for Company use only]

____________________________                  __________________________________
Date                                             Vice President, Human Resources

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